Property and Equipment, Net (Tables)	6 Months Ended
Oct. 31, 2023
Property and Equipment, Net [Abstract]
Schedule of Property and Equipment, Net	Property and equipment, net consist of the following:
	As of April 30, 2023	As of October 31, 2023
	JPY	JPY	USD
		(Unaudited)	(Unaudited)
At cost:
Office equipment	3,223,064	3,455,291	22,813
Total	3,223,064	3,455,291	22,813
Accumulated depreciation	(1,156,051)	(1,702,690)	(11,242)
Property and equipment, net	2,067,013	1,752,601	11,571